united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/13

ITEM 1. REPORTS TO SHAREHOLDERS.

Empiric Core Equity Fund

Annual Report September 30, 2013

This report is for the shareholders of the Empiric Core Equity Fund. Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus. Northern Lights Distributors, LLC is the Distributor of the Fund.

Fellow Shareholders,

The NAV of the Fund’s Class “A” shares for the period ending September 30th was $34.11 per share. Cumulative and annualized returns follow.

Cumulative Returns Ended 09.30.2013	Class A (No Sales Charges)	Class A (Max 5.75% Charge	Class C	Benchmark Indices[1]
Last 3 Years	41.24%	33.14%	38.14%	57.16%
Last 5 Years	35.81%	28.00%	30.78%	61.18%
Last 10 Years	120.03%	107.33%	-	107.37%
Since Inception (A)	380.80%	380.80%	-	298.04%
Since Inception (C)	-	-	29.97%	66.61%
Annualized Returns
Last 3 Years	12.20%	10.01%	11.37%	16.27%
Last 5 Years	6.31%	5.06%	5.51%	10.02%
Last 10 Years	8.21%	7.56%	-	7.57%
Since Inception (A)	9.17%	9.17%	-	8.02%
Since Inception (C)	-	-	3.34%	6.61%
Short-term Returns
Last 3 months	9.26%	2.99%	9.08%	5.24%
Last 6 months	13.32%	6.79%	12.88%	8.31%
Last 12 months	23.01%	15.94%	22.11%	19.34%
Gross Expense Ratio	1.95%	-	2.70%	-

[1]	Prior to 09/30/2013, the Benchmark Index is the S&P 500. For complete periods after 09/30/2013, the Benchmark Index is the Russell 2500. Periods that straddle 09/30/2013 use blended returns of both indexes, the S&P 500 prior to 09/30/2013, and the Russell 2500 thereafter.

Performance data quoted represents past performance which does not guarantee future results. Investment returns and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. To obtain performance to the most recent month-end, please call 1.800.880.0324, or visit our website at www.EmpiricFunds.com. Class C shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00% for shares purchased prior to November 1, 2013. Performance data shown with Max 5.75% charge does reflect the maximum sales charge. Performance data shown with no sales charges does not reflect current maximum sales charge. Had the sales charges been included, the Fund’s returns would have been lower. Shaded areas indicate the highest return for the period.

Update on Quantitative Research

In previous letters, we have discussed our research and efforts over the last 2 ½ years to improve our quantitative process. We haven’t completely solved the issue, but we are making substantial progress. In the last report, effective through March 31, 2013, we were trailing our benchmarks for the 3 and 6 months to March 31st. Applying what we have learned so far, by September 30th we were ahead of our benchmark for 3, 6, and 12 months. Yes, these are short periods to be sure, and all of our previous cautions about short-term performance apply, but we do find it encouraging.

Note that the Fund uses the Russell 2500 as its investable universe, but our benchmarks include both the S&P 500 (largest stocks by market cap), and the Russell 2500 (small and mid-cap stocks which exclude the largest 500 companies). Since our shift in capitalization focus to the Russell 2500 occurred about September 30, 2013, we will use the S&P 500 for periods prior to that date, use the Russell 2500 for

1

complete periods after that date, and a mix of the two indices for periods before and after September 30, 2013.

For most investors, small and mid-cap stocks give good size diversification within their portfolios, as investors are generally heavily concentrated in the biggest companies. Since research follows money, most large companies are covered by dozens of analysts. Apple, for instance, is followed by 45 to 50 analysts at any given time. When stocks are covered by so many analysts, it becomes difficult to have unique company insights. (Note that we were a little late to that conclusion, as Apple was one the Fund’s biggest losers.) The research indicates most market inefficiencies reside in small and mid-cap (SMID) stocks, rather than in the largest companies. As a result, the Russell 2500 generally has higher, albeit more volatile, returns than the S&P 500. In short, our quant research is more likely to pay off with our focus on the less researched and less followed companies.

Quality—One Very Important Aspect

One of the research aspects we are emphasizing to a greater degree is quality. While quality has always been a part of our quant process, we now make it more explicit.

Famed investor Benjamin Graham placed more emphasis on quality than on price. Five of his seven criteria related to quality. Graham distilled the secret of sound investing into three words: “margin of safety”. Obviously, without quality, achieving that margin would be difficult. Graham’s highly successful student, Warren Buffett, has upped the importance of quality even further. Buffett has frequently been quoted as saying he would rather own a high-quality company at a reasonable price, than a low-quality company at a really cheap price.

Why focus on quality? Research shows that quality companies enable both growth and value investing to earn higher returns than just growth or value investing without quality2. Or as hedge fund manager Cliff Asness of AQR said: “The value effect is so strong that [you] can afford to ignore quality, but that doesn’t mean that ignoring quality is optimal.”

In the small and mid-cap universe (SMID) of the Russell 2500, quality takes on an even more significant role. SMID companies tend to have more accounting issues—that is, they have to make more assumptions on their balance sheets because their businesses are evolving so rapidly. They also have a lower margin for error in their operations and higher variability in their profits. So, identifying high-quality SMID companies pays great benefits, we believe. Following Graham’s dictum for successful investing, quality is a huge step toward a “margin of safety”.

The Stock Market Environment

The environment for stocks remains rich in contradictions. There is much to worry about. Yet, we think stocks continue to be a good bet.

The Federal Reserve is likely to remain accommodative for the foreseeable future. Fiscal fights in Washington, tepid job growth, ballooning national debt with consequently increasing future taxes, and punk GDP growth has led the Fed to continue its $85 billion per month bond purchasing program and to keep low, low interest rates. While a host of uncertainties continue to plague the American and global economies, tight money is not currently one of the concerns.

The economy has been unable to sustain lift-off, even with the hurricane tailwinds of monetary stimulus. Increasing government debt and budget showdowns, the threat of increased taxes, increasing healthcare costs and changes in regulations have given businesses and individuals little stability. Nor do we think it is lost on many CEOs how arbitrary government policy has become. J.P. Morgan Chase, which was the only

[2]	“The Quality Dimension of Value Investing” by Robert Novy-Marx.

(http://scholar.google.com/scholar?cluster=7282652721230986709&hl=en&as_sdt=0,44)

2

major bank to not take bailouts, and which, at the government’s request took over two failing banks, just “agreed” (one of those “offers” you can’t refuse) to pay over $13 billion in fines and other penalties for mortgage-related issues on the two banks it purchased. Add to that the activism of the National Labor Relations Board and the Environmental Protection Agency, and companies have become very cautious about expanding. In this environment, the economy is unlikely to pick up steam. As a result, we think that it is unlikely the Fed will consider raising rates before unemployment moves below William English’s (Director of Monetary Affairs of the FOMC) threshold of 6%, or inflation moves above 2.5%. In other words, monetary policy is likely to remain quite easy for the next few years.

A big part of the problem is debt, way too much of it. In the United States, the national debt-to-GDP ratio is 101.6%. In Italy, 127%; In Spain, 84.2%; In Greece, 156.9%; In Germany, 81.9%; In France, 90.2%; In Canada, 84.6%; In Japan, where the country has been in a deflationary period for nearly 20 years, it’s 211.7%. The ugly thing about debt, which most everyone tends to forget, is you have to pay it back.

The inability of the White House and Congress to reduce spending has led to very, very accommodative monetary policies in order to compensate for the abysmal economic policies instituted by the federal government. The market is under the impression the Federal Reserve is on a timetable to begin tapering in December 2013 or March 2014. More likely, though, the Fed can mitigate speculation in assets by setting arbitrary dates in the future where it believes it will begin tapering, for instance, in December 2013 and March 2014. We think that these dates are likely meaningless and are used primarily to prevent markets from getting ahead of themselves.

The Federal Reserve cannot really unwind its easy money policies until the federal government has entered a path of spending sustainability and debt reduction. Without the bigger fiscal house in order, the economy cannot really sustain any lasting recovery of its own because it’s receiving so many mixed signals from both the federal government and the Fed. Business owners aren’t naïve; they know full well they’ll bear a disproportionate share of higher taxes, higher healthcare costs, additional regulations, and increased costs of doing business. It is much less risky and cost effective to buy back shares, cut costs, reduce employees, and increase efficiencies than it is to risk capital in an increasingly costly and less profitable future. We think it unlikely that the economy and federal government will have hit the thresholds necessary to remove the Federal Reserve’s additional stimulus by March 2014.

While all this may sound discouraging, even frightening, the stock market remains the most favorable option for investors — largely because there are few alternatives. Corporations continue to increase efficiencies, become more profitable, moving to states and other countries less hostile to business, and pay profits through buying back shares. The slow, yet inevitable, rise in interest rates and the eventuality of inflation makes investing in bonds or cash problematic going forward. The Federal Reserve wants inflation of at least 2%, remarkable for an agency that is supposed to maintain price levels. We suspect we will get inflation, probably a lot more than the Fed bargained for. But inflation is not likely in the near future.

Pessimistic Investors

Being a contrarian also is important to earning market beating returns. Right now, we find the amount of investor and press pessimism to be encouraging. Headlines ranging from “Stock market bubble: Red flag warning” (CBS News) to “Is the Stock Market a Bubbly Ready to Burst” (Barron’s Magazine) and “‘Definitely a bubble brewing’ in stocks: Pro” (CNBC) flood investor psychology and weigh heavily on the less-sophisticated investing public. Stock market tops are rarely, if ever, preceded by such overwhelming pessimism. Historically, stock market tops have been preceded by enthusiasm, increasing expectations, and a sense of excitement. Today we have the opposite. We have stock market and asset bubble paranoia. A headline from CNBC reads “The S&P 500 is 75% overvalued: GMO.” And if that doesn’t scare you out of investing, I’m not sure what will! Or consider this one from the Wall Street Journal: “Lofty Profit Margins Hint at Pain to Come.” Apparently, investors and the press must have believed that have no profit margins were the keys to success in 2000.

3

Profit Margins are Too High, right?

A common argument for the stock market topping out is that profit margins on the S&P 500 are at record highs, and at some point they’ll have to revert back to the mean. It is true that at some point, profit margins will likely revert back to their long-term historical averages. But this signals a very positive step for the economy because declining profit margins mean businesses are finally investing in their businesses for future growth. Right now, as a whole, they’re not, because there is no reason to lay out expenditures for weak demand and uncertain government policy. Business has found it more fruitful to cut costs and increase efficiencies. When it is less rewarding to cut costs than it is to invest in future growth, we’ll know the economy has turned, even though this could still be a year or two out. Of course, you can find companies that are exceptions to the current environment, where demand in their industry is strong and they are investing heavily in their business, but these cases are unusual.

Stocks are Expensive, aren’t they?

It is true that the price-to-earnings ratio on the S&P 500 is no longer cheap compared to the long-term historical average. The trailing price-to-earnings ratio is running at about 19.5, as compared to the historical average of 17 over the last 85 years. If you flip the price-to-earnings ratio upside down, you get an earnings yield of 5.12%. With long-term treasuries at 2.75%, stocks are still the better place to be.

Once the Fed signals it’s going to begin the process of tapering, after the economy has finally reached escape velocity, it will almost certainly take several years to withdraw the excess liquidity from its bond buying program. In the event the economy shows signs of weakening, this gives the Fed more firepower to reverse from tapering back to purchasing. Investors remain cautious as to whether inflation or deflation remains a greater risk going forward, but the greater likelihood is they won’t have to worry about either in the next year.

Sentiment: Not Too Hot, Not Too Cold, But Just about Right

According to the November 6 AAII Investor Sentiment Survey, many investors remain bullish, with the latest reading at 45% bullish. This remains within reason and within one standard deviation (10.4%) away from the long-term average (38.9%). The “max bullish” reading so far in 2013 has been 52.3%, also within reason and below the max average of 60.8% going back to 1987. Hugely bullish readings, like the max bullish reading of 75% in 2000, can be a sign of over exuberance, unrealistic expectations, and ignorance of risk. We find that sentiment is just about right.

The Irony of Easy Investment Decisions

When anyone tells you “It’s a sure thing” in investing, run and don’t walk the other way. There are very few things in life that are “sure things” and even fewer in investing. Ironically, when the general investing public feels the most comfortable investing, it is generally most wrong. There is much in the economy and government that we, and we suspect our shareholders too, find worrisome. Apparently, the Federal Reserve finds much to worry about, too. But as long as stocks are reasonably priced, alternatives are few, and the Fed has its “pedal to the metal,” stocks should be given the benefit of the doubt. Know that while your investment in the Fund is no sure thing, that is where our investments are, in the Fund.

We appreciate your investment and your confidence.

Respectfully submitted,

4

Mark A. Coffelt, CFA	Loren M. Coffelt
Co-Portfolio Manager	Co-Portfolio Manager
Empiric Advisors, Inc.	Empiric Advisors, Inc.
markcoffelt@empiricadvisors.com	lorenmark@empiricadvisors.com

For updated investment performance, please visit www.EmpiricFunds.com. Additionally, shareholders with comments, questions or inputs may contact us.

Must be preceded or accompanied by a prospectus.

Opinions expressed in this letter are those of the Portfolio Manager, are subject to change and are not guaranteed.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Derivatives involve investment exposure that may exceed the original cost and a small investment in derivatives could have a large potential impact on the performance. Options held may be illiquid and the fund manager may have difficulty closing out a position. The Fund regularly makes short sales of securities which involve additional risk, including the possibility that losses may exceed the original amount invested. However, a mutual fund investor’s risk is limited to one’s amount of investment in a mutual fund.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to page 9 for a complete listing of fund holdings.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. You cannot invest directly in an index.

Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. Earnings per share is calculated by taking the total earnings divided by the number of shares outstanding. A correlation coefficient is a measure of the interdependence of two random variables that ranges in value from -1 to +1, indicating perfect negative correlation at -1, absence of correlation at zero, and perfect positive correlation at +1.

The Empiric Funds are distributed by Northern Lights Distributors, LLC.

For the 12 months ending September 30, 2013, the stocks with the highest dollar gains and losses follow:

Top 5 Gainers	Top 5 Losers
Questcor Pharmaceutical	Delek US Holdings, Inc.
Usana	Chevron Corporation
Cirrus Logic Inc	InterDigital
F5 Networks	Apple
PPG Industries	Abercrombie and Fitch Co.
5

Empiric Core Equity Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2013

The Fund’s performance figures* for the year ended September 30, 2013, compared to its benchmark:

	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Empiric Core Equity Fund Class A	23.01%	12.20%	6.31%	8.21%
Empiric Core Equity Fund Class A with load(a)	15.94%	10.01%	5.06%	7.56%
S&P 500 Index (b)	19.34%	16.27%	10.02%	7.57%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s total annual operating expenses are 1.77% for Class A shares, per the prospectus dated April 5, 2013. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-839-7424.

(a)	Class A shares are subject to a maximum sales load of 5.75%, which decreases depending on the amount invested.

(b)	The S&P 500 Index is a performance benchmark that includes 500 companies in leading industries of the U.S. Economy and focuses on the large cap segment of the market.

Comparison of the Change in Value of a $10,000 Investment

6

Empiric Core Equity Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2013

The Fund’s performance figures* for the year ended September 30, 2013, compared to its benchmark:

	1 Year Return	3 Year Return	5 Year Return	Since Inception **
Empiric Core Equity Fund Class C	22.11%	11.37%	5.51%	3.34%
Empiric Core Equity Fund Class C with load(a)	21.11%	11.37%	5.51%	3.34%
S&P 500 Index (b)	19.34%	16.27%	10.02%	6.61%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s total annual operating expenses are 2.52% for Class A shares, per the prospectus dated April 5, 2013. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-839-7424.

**	Inception Date is 10/7/2005

(a)	Class C shares are subject to a redemption fee charge of 1.00% on shares redeemed within one year of purchase.

(b)	The S&P 500 Index is a performance benchmark that includes 500 companies in leading industries of the U.S. Economy and focuses on the large cap segment of the market.

Comparison of the Change in Value of a $10,000 Investment

7

Empiric Core Equity Fund
Portfolio Weightings (Unaudited)
September 30, 2013

The percentages in the above chart are based on the portfolio holdings as a percentage of net assets of the Fund as of September 30, 2013 and are subject to change.

8

Empiric Core Equity Fund

SCHEDULE OF INVESTMENTS

September 30, 2013

Shares		Value

	COMMON STOCKS - 93.5%
	AGRICULTURE - 1.2%
5,900	Andersons, Inc.	$412,410

	AUTO MANUFACTURERS - 0.8%
23,800	Wabash National Corp. *	277,508

	AUTO PARTS & EQUIPMENT - 1.1%
25,000	Titan International, Inc.	366,000

	BIOTECHNOLOGY - 4.6%
20,500	United Therapeutics Corp. *	1,616,425

	BUILDING MATERIALS - 5.1%
101,100	Louisiana-Pacific Corp. *	1,778,349

	CHEMICALS - 1.1%
10,000	Axiall Corp.	377,900

	COMMERCIAL SERVICES - 6.8%
8,100	Chemed Corp.	579,150
2,400	Consolidated Graphics, Inc. *	134,544
34,000	CoreLogic, Inc. *	919,700
11,600	Deluxe Corp.	483,256
4,300	ExlService Holdings, Inc. *	122,464
4,500	Medifast, Inc. *	121,005
1,319	Navigant Consulting, Inc. *	20,392
		2,380,511
	COMPUTERS - 1.5%
31,400	Silicon Graphics International Corp. *	510,250

	DISTRIBUTION/WHOLESALE - 1.5%
23,000	Ingram Micro, Inc. * - Class A	530,150

	DIVERSIFIED FINANCIAL SERVICES - 4.6%
4,300	FBR & Co. *	115,283
7,700	Higher One Holdings, Inc. *	59,059
28,500	Outerwall, Inc. *	1,424,715
		1,599,057
	ELECTRIC - 4.3%
20,000	Pinnacle West Capital Corp.	1,094,800
18,500	PNM Resources, Inc.	418,655
		1,513,455
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
5,300	Coleman Cable, Inc.	111,883

See accompanying notes to financial statements.

9

Empiric Core Equity Fund

SCHEDULE OF INVESTMENTS (continued)

September 30, 2013

Shares		Value

	ELECTRONICS - 0.4%
7,900	Stoneridge, Inc. *	$85,399
15,300	Zagg, Inc. *	68,850
		154,249
	ENGINEERING & CONSTRUCTION - 7.1%
34,400	AECOM Technology Corp. *	1,075,688
26,000	URS Corp.	1,397,500
400	VSE Corp.	18,780
		2,491,968
	FOOD - 4.0%
42,300	Pilgrim’s Pride Corp. *	710,217
10,803	Sanderson Farms, Inc.	704,787
		1,415,004
	HEALTHCARE - SERVICES - 6.2%
40,500	Community Health Systems, Inc.	1,680,750
12,800	HealthSouth Corp.	441,344
8,500	Skilled Healthcare Group, Inc. - Class A *	37,060
		2,159,154
	HOUSEHOLD PRODUCTS/WARES - 1.4%
21,900	ACCO Brands Corp. *	145,416
11,100	Prestige Brands Holdings, Inc. *	334,332
		479,748
	INSURANCE - 1.6%
1,210	Amtrust Financial Services, Inc.	47,263
12,800	HCI Group, Inc.	522,752
		570,015
	IRON/STEEL - 0.0%
1,100	Shiloh Industries, Inc.	14,410

	LODGING - 0.2%
3,900	Monarch Casino & Resort, Inc. *	74,022

	MACHINERY-CONSTRUCTION & MINING - 4.6%
31,700	Joy Global, Inc.	1,617,968

	MACHINERY-DIVERSIFIED - 5.6%
28,800	AGCO Corp.	1,740,096
2,570	Lindsay Corp.	209,763
		1,949,859
	METAL FABRICATE/HARDWARE - 0.1%
3,300	NN, Inc.	51,348

	MISCELLANEOUS MANUFACTURING - 3.9%
6,200	Fabrinet *	104,408
116,000	Smith & Wesson Holding Corp. *	1,274,840
		1,379,248

See accompanying notes to financial statements.

10

Empiric Core Equity Fund

SCHEDULE OF INVESTMENTS (continued)

September 30, 2013

Shares		Value

	OIL & GAS - 0.1%
16,000	Warren Resources, Inc. *	$46,880

	PHARMACEUTICALS - 8.4%
42,000	Questcor Pharmaceuticals, Inc.	2,436,000
5,800	USANA Health Sciences, Inc. *	503,382
		2,939,382
	RETAIL - 7.3%
45,900	Abercrombie & Fitch Co. - Class A	1,623,483
17,600	Big 5 Sporting Goods Corp.	283,008
9,300	Cash America International, Inc.	421,104
11,800	hhgregg, Inc. *	211,338
		2,538,933
	SEMICONDUCTORS - 7.9%
92,800	Cirrus Logic, Inc. *	2,104,704
34,100	Rovi Corp. *	653,697
		2,758,401
	SOFTWARE - 1.8%
64,200	Ebix, Inc.	638,148

	TOTAL COMMON STOCKS (Cost $31,227,803)	32,752,635

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 5.9%
24,900	DuPont Fabros Technology, Inc.	641,673
15,300	Dynex Capital, Inc.	134,181
16,400	Home Properties, Inc.	947,100
4,800	PS Business Parks, Inc.	358,176
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $2,115,521)	2,081,130

	SHORT-TERM INVESTMENT - 0.8%
296,594	Fidelity Institutional Money Market Portfolio - Institutional Class, 0.08%**	296,594
	TOTAL SHORT-TERM INVESTMENT (Cost $296,594)

	TOTAL INVESTMENTS IN SECURITIES - 100.2% (Cost $33,639,918) (a)	$35,130,359
	LIABILITIES IN EXCESS OF OTHER ASSETS (0.2)%	(81,181)
	TOTAL NET ASSETS - 100.0%	$35,049,178

*	Non-Income producing security.

**	Interest rate reflects seven-day effective yield on September 30, 2013

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $34,008,383 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$2,233,682
Unrealized depreciation	(1,111,706)
Net unrealized appreciation	$1,121,976

See accompanying notes to financial statements.

11

Empiric Core Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2013

ASSETS
Investment securities:
At cost	$33,639,918
At value	$35,130,359
Dividends and interest receivable	7,316
Receivable for Fund shares sold	5,200
Prepaid expenses and other assets	1,369
TOTAL ASSETS	35,144,244

LIABILITIES
Payable for Fund shares repurchased	7
Distribution (12b-1) fees payable	34,980
Investment advisory fees payable	29,878
Fees payable to other affiliates	10,204
Accrued expenses and other liabilities	19,997
TOTAL LIABILITIES	95,066
NET ASSETS	$35,049,178

Composition of Net Assets:
Paid in capital	$33,264,668
Accumulated net realized gain from security transactions	294,069
Net unrealized appreciation of investments	1,490,441
NET ASSETS	$35,049,178

Net Asset Value Per Share:
Class A Shares:
Net Assets	$32,711,665
Shares of beneficial interest outstanding (a)	959,025
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$34.11
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$36.19

Class C Shares:
Net Assets	$2,337,513
Shares of beneficial interest outstanding (a)	72,110
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (c)	$32.42

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 12 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(c)	A CDSC of 1.00% is imposed in the event of certain redemption transactions within one year following such investment.

See accompanying notes to financial statements.

12

Empiric Core Equity Fund

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2013

INVESTMENT INCOME
Dividends	$524,649
Interest	775
TOTAL INVESTMENT INCOME	525,424

EXPENSES
Investment advisory fees	337,659
Distribution (12b-1) fees:
Class A	79,006
Class C	21,635
Administration fees	120,292
Professional fees	39,785
MFund service fees	19,327
Printing and postage expenses	15,826
Compliance officer fees	14,269
Trustees fees and expenses	6,259
Registration fees	5,946
Custodian fees	5,096
Non 12b-1 shareholder servicing fees	3,589
Interest Expense	962
Insurance expense	215
Other expenses	6,289
TOTAL EXPENSES	676,155

Less: Fees waived by the Advisor	(17,490)
NET EXPENSES	658,665

NET INVESTMENT LOSS	(133,241)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investments	7,494,608
Net increase from payments by affiliates and net losses realized on the disposal of investments (See Note 5)	—
Net change in unrealized depreciation on investments	(357,074)

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	7,137,534

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,004,293

See accompanying notes to financial statements.

13

Empiric Core Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2013	September 30, 2012 (1)
FROM OPERATIONS
Net investment loss	$(133,241)	$(266,328)
Net realized gain from investment transactions	7,494,608	572,715
Trading errors reimbursement (See Note 5)	—	32,000
Net increase from payments by affiliates and net losses realized on the disposal of investments (See Note 5)	—	—
Net change in unrealized appreciation (depreciation) on investments	(357,074)	6,543,014
Net increase in net assets resulting from operations	7,004,293	6,881,401

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,477,117	1,087,891
Class C	72,138	182,566
Payments for shares redeemed:
Class A	(8,211,729)	(9,112,235)
Class C	(344,263)	(665,125)
Net decrease in net assets from shares of beneficial interest	(6,006,737)	(8,506,903)

TOTAL INCREASE (DECREASE) IN NET ASSETS	997,556	(1,625,502)

NET ASSETS
Beginning of Year	34,051,622	35,677,124
End of Year *	$35,049,178	$34,051,622
* Includes undistributed net investment loss of:	$—	$(177,012)

(1)	Represents the prior year operations of the Core Equity Fund. (See Note 1).

See accompanying notes to financial statements.

14

Empiric Core Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	September 30, 2013	September 30, 2012 (1)
SHARE ACTIVITY
Class A:
Shares Sold	81,627	43,421
Shares Redeemed	(272,147)	(352,784)
Net decrease in shares of beneficial interest outstanding	(190,520)	(309,363)

Class C:
Shares Sold	2,573	7,440
Shares Redeemed	(12,553)	(26,625)
Net decrease in shares of beneficial interest outstanding	(9,980)	(19,185)

(1)	Represents the prior year operations of the Core Equity Fund. (See Note 1).

See accompanying notes to financial statements.

15

Empiric Core Equity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class A

	Year		Year		Year	Year	Year
	Ended		Ended		Ended	Ended	Ended
	September 30, 2013		September 30, 2012	(a)	September 30, 2011 (a)	September 30, 2010 (a)	September 30, 2009 (a)
Net asset value, beginning of year	$27.73		$22.92		$24.14	$25.24	$25.25

Activity from investment operations:
Net investment income (loss)	(0.10	) (1)	(0.20)		(0.30)	(0.26)	0.03
Net realized and unrealized gain (loss) on investments	6.48		5.01		(0.92)	(0.84)	0.07
Total from investment operations	6.38		4.81		(1.22)	(1.10)	0.10

Less distributions from:
Net investment income	—		—		—	—	(0.11)
Total distributions	—		—		—	—	(0.11)

Net asset value, end of year	$34.11		$27.73		$22.92	$24.14	$25.24

Total return (2)	23.0	% (3)	21.0	% (4)	(5.1)%	(4.3)%	0.5%

Net assets, at end of year (000s)	$32,712		$31,872		$33,438	$41,168	$43,458

Ratio of gross expenses to average net assets (5)(7)	1.95%		1.76%		1.75%	1.73%	1.74%
Ratio of net expenses to average net assets (7)	1.90	% (6)	—		—	—	—
Ratio of net investment income (loss) to average net assets (7)	(0.33)%		(0.70)%		(0.98)%	(1.00)%	0.12%

Portfolio Turnover Rate	789%		540%		352%	169%	259%

(a)	Formerly the Core Equity Fund. See Note 1.

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment on the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not waived a portion of the Fund’s expenses , total return would have been lower.

(3)	Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 22.9%. Please refer to Note 5 for further details.

(4)	Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 20.9%. Please refer to Note 5 for further details.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Effective February 1, 2013, the Advisor has agreed to reimburse expenses in order to cap the Class A shares expenses. Please refer to Note 3 for further details.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

16

Empiric Core Equity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class C

	Year		Year		Year	Year	Year
	Ended		Ended		Ended	Ended	Ended
	September 30, 2013		September 30, 2012	(a)	September 30, 2011 (a)	September 30, 2010 (a)	September 30, 2009 (a)
Net asset value, beginning of year	$26.55		$22.11		$23.46	$24.72	$24.79

Activity from investment operations:
Net investment loss	(0.31	) (1)	(0.40)		(0.46)	(0.32)	(0.17)
Net realized and unrealized gain (loss) on investments	6.18		4.84		(0.89)	(0.94)	0.10
Total from investment operations	5.87		4.44		(1.35)	(1.26)	(0.07)

Net asset value, end of year	$32.42		$26.55		$22.11	$23.46	$24.72

Total return (2)	22.1	% (3)	20.1	% (4)	(5.8)%	(5.1)%	(0.3)%

Net assets, at end of year (000s)	$2,338		$2,179		$2,239	$2,337	$1,992

Ratio of gross expenses to average net assets (5)(7)	2.70%		2.51%		2.50%	2.48%	2.49%
Ratio of net expenses to average net assets (7)	2.65	% (6)	—		—	—	—
Ratio of net investment loss to average net assets (7)	(1.08)%		(1.45)%		(1.73)%	(1.79)%	(0.62)%

Portfolio Turnover Rate	789%		540%		352%	169%	259%

(a)	Formerly the Core Equity Fund. See Note 1.

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not waived a portion of the Fund’s expenses , total return would have been lower.

(3)	Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 22.0%. Please refer to Note 5 for further details.

(4)	Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 20.0%. Please refer to Note 5 for further details.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Effective February 1, 2013, the Advisor has agreed to reimburse expenses in order to cap the Class C shares expenses. Please refer to Note 3 for further details.

(7)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

17

Empiric Core Equity Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2013

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (“the Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of twenty-four series. These financial statements include the following series: Empiric Core Equity Fund (the “Fund”). The Fund is a separate non-diversified series of the Trust. Empiric Funds, Inc. (the “Advisor”), acts as advisor to the Fund. The Fund’s investment objective is capital appreciation.

The Fund offers two classes of shares: Class A and Class C shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date. The Fund reorganized on April 5, 2013 and was formed as a result of a tax-free conversion.

At meetings held on March 22, 2013 and November 26, 2012, the Boards of Trustees of the Empiric Funds, Inc. and Mutual Fund Series Trust, respectively, approved an Agreement and Plan of Reorganization (the “Plan”). Pursuant to the Plan and approval by the shareholders of the Core Equity Fund (the “Core Equity Fund”), a series of the Empiric Funds, Inc., the Core Equity Fund transferred all of its assets, subject to its liabilities, to the Empiric Core Equity Fund (the “Acquiring Fund”), in exchange for a number of shares of the Acquiring Fund equal in value to the net assets of the Core Equity Fund (the “Exchange”). Shares of Class A of the Core Equity Fund were exchanged for Class A of the Acquiring Fund; shares of Class C of the Core Equity Fund were exchanged for Class C of the Acquiring Fund.

The following is a summary of significant accounting policies consistently followed by the Fund and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

a)     Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed- end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change. Short- term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost, provided each such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Fund’s Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

18

Empiric Core Equity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2013 for the Fund’s assets measured at fair value:

Assets		Level 2
	Level 1	(Other Significant
Security Classifications (a)	(Quoted Prices)	Observable Inputs)	Totals
Common Stocks	$32,752,635	$—	$32,752,635
Real Estate Investment Trusts	2,081,130	—	2,081,130
Short-Term Investment	296,594	—	296,594
Total	$35,130,359	$—	$35,130,359

(a)	As of and during the year ended September 30, 2013, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were transfers no between Level 1, Level 2, and Level 3 at the end of the reporting period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. For a detailed break-out of Common Stocks by Industry classification, please refer to the Schedule of Investments.

During the year ended September 30, 2013, no securities were valued in accordance with the Trust’s good faith pricing guidelines.

b)     Federal Income Tax - The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the year ended September 30, 2013, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of September 30, 2013, the Fund did not incur any interest or penalties. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010 to 2012), or expected to be taken in the Fund’s 2013 tax returns. No examination of the Fund’s tax returns is presently in progress.

c)     Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date.

d)     Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

e)     Other - Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over the lives of the respective securities. Dividend

19

Empiric Core Equity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f)     Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g)     Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

h)     Redemption fees and sales charges (loads) - The Fund does not charge redemption fees. A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Investments in Class C shares are subject to a CDSC of 1.00% in the event of certain redemptions within one year following purchase. The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the year ended September 30, 2013, there were no CDSC fees paid to the Advisor.

(2)	INVESTMENT TRANSACTIONS

For the year ended September 30, 2013, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$ 261,074,818	$ 266,144,043

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

The Fund has an investment advisory agreement with the Advisor, Empiric Advisors, Inc. (formerly, First Austin Capital Management, Inc.), pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.00% of the average daily net assets. The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the Officers of the Fund, occupancy and certain clerical and administrative costs involved in the day to day operations of the Fund.

Through January 31, 2013, the Advisor also acted as the administrator to the Fund. For this service, the Advisor received a fee, computed daily based on the average daily net assets at an annual rate of .70% on the first $5 million, .50% on the next $25 million, .28% on the next $70 million, .25% on the next $100 million, and .20% for over $200 million of each series. The Advisor bore most of the operating expenses of the Fund including legal, audit, printing, and insurance. The Administrative Services Contract was terminated effective February 1, 2013. Administration fees paid to the Advisor during the period October 1, 2012 through January 31, 2013 were $56,439 and are included in the “Administration fees” listed on the Statement of Operations.

For the period February 1, 2013 through April 4, 2013, the Fund paid its own operating expenses directly. The Fund contracted with U.S. Bancorp Fund Services, LLC (“USBFS”) to provide the Fund with administration services, fund accounting and transfer agent services, including all regulatory reporting and necessary office equipment and personnel. U.S. Bank, N.A., an affiliate of USBFS, served as the Fund’s custodian. Administration fees paid to USBFS during the period February 1, 2013 through April 4, 2013 were $39,228 and are included in the “Administration fees” listed on the Statement of Operations.

Effective April 5, 2013, Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Administration fees paid to GFS during the period April 5, 2013 through September 30, 2013 were $24,625 and are included in the “Administration fees” listed on the Statement of Operations.

20

Empiric Core Equity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

Effective February 1, 2013, the Advisor has contractually agreed to reduce its management fee and/or reimburse the Fund so that the Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, 12b-1 fees, acquired fund fees and expenses, and extraordinary litigation expenses, do not exceed 1.73% of the Fund’s average daily net assets through January 31, 2016. This expense cap may not be terminated prior to this date except by the Board of Trustees. Expenses reimbursed and/or fees reduced by the Advisor may be recouped by the Advisor for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limit. For the period February 1, 2013 through September 30, 2013, the Advisor reduced its fees in the amount of $17,490 which is subject to recapture pursuant to the aforementioned conditions no later than September 30, 2016.

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended September 30, 2013, the Fund incurred $19,327 for such fees.

Empiric Distributors, Inc. acted as the broker of record on executions of purchases and sales of the Fund’s portfolio investments. For those services, Empiric Distributors Inc. received $436,102 of brokerage commissions from the Fund for the year ended September 30, 2013. Certain Officers and/or employees of the Manager have an affiliation with Empiric Distributors, Inc.

A Trustee and Officer of the Trust is also the controlling member of MFund Services and Catalyst Capital Advisors LLC (an investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

An Officer of the Trust is also an employee of GFS, and is not paid any fees directly by the Trust for serving in such capacity.

Officers of the Trust and Trustees who are “interested persons” of the Trust or the Advisor will receive no salary or fees from the Trust. Trustees who are not “interested persons” as that term is defined in the 1940 Act, will be paid a quarterly retainer of $250 per Fund in the Trust and $500 per valuation committee meeting and per special board meeting attended at the discretion of the Chairman. Effective May 1, 2013, the Chairman of the Trust’s Audit Committee receives a $400 annual fee per Fund. Prior to this date the Chairman of the Trust’s Audit Committee received a quarterly fee of $750 for all Funds in the Trust. The fees paid to the Trustees are paid in Fund shares. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at such meetings.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares and Class C shares, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Advisor for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares.

On May 23, 2013, the Fund entered into an agreement with ReFlow Fund, LLC, a Delaware limited liability company (“ReFlow”). ReFlow provides assistance to mutual funds to overcome a perennial problem; covering redemptions without borrowing from a bank or selling off assets and paying the commissions and capital-gains taxes. In the event of a Redemption In-Kind, ReFlow provides cash in exchange for a position in the Fund, paying expenses and incurring market risk like any other shareholder. When redeeming ReFlow’s position within 14 days, the Fund can redeem with a basket of up to 10 pre-determined securities.

21

Empiric Core Equity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

(4)	LINE OF CREDIT

The Fund had a $12 million unsecured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with short-term liquidity needs of the Fund or shareholder redemptions. Borrowings under this arrangement bear interest at the bank’s prime rate. As of February 1, 2013, the line of credit was closed. Based upon balances outstanding during the period October 1, 2012 through January 31, 2013, the weighted average interest rate was 3.25% and the weighted average amount outstanding was $126,683.

(5)	ADVISOR REIMBURSEMENT FOR LOSSES DUE TO TRADING ERRORS

On November 22, 2011, the Fund received a reimbursement from the Advisor related to a net loss incurred on futures trading errors. These trading errors consisted of three instances where the Advisor intended to sell and instead bought, or intended to buy and instead sold, future contracts. The losses realized by the Fund from trade errors totaled $32,000, and the Advisor reimbursed to the Fund in full for these losses.

On November 1, 2012, the Fund received a reimbursement from the Advisor related to a net loss incurred on trading errors with selling securities. The losses realized from trade errors were $26,168, which is the amount that the Advisor reimbursed to the Fund.

(6)	TAX COMPONENTS OF CAPITAL

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$1,819,258	$1,148	$(1,157,872)	$—	$—	$1,121,976	$1,784,510

The difference between book basis and tax basis unrealized appreciation and accumulated net realized gain from investments is primarily attributable to the tax deferral of losses on wash sales.

At September 30, 2013, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
$1,157,872	$—	$1,157,872	9/30/2018

Permanent book and tax differences, primarily attributable to net operating losses, resulted in reclassification for the period ended September 30, 2013 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(151,631)	$310,253	$(158,622)

22

Empiric Core Equity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

(7)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2013, Charles Schwab & Co., Inc. held 26.8% of the voting securities of the Fund, for the sole benefit of customers and may be deemed to control the Fund.

(8)	RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11. The amendments in these ASU’s require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU’s are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

(9)	SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the consolidated financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the consolidated financial statements.

At a meeting held on November 26, 2013, the Board of Trustees of the Trust, based on the recommendation of the Advisor, approved the following changes to the Fund:

1) a change in the name of the Fund to the Empiric 2500 Fund; and

2) changes in the Fund’s principal investment strategies, including the removal of the Fund’s investment policy requiring the Fund to invest at least 80% of its net assets in equity securities such as common stocks that the Advisor deems to be undervalued and that have characteristics the Advisor deems to likely cause those stocks to appreciate in the near future.

The changes in the name of the Fund to the Empiric 2500 Fund and to the Fund’s principal investment strategies will become effective on or about February 1, 2014.

The Fund’s revised investment policies and strategies will be set forth in a new prospectus and summary prospectus dated on or about February 1, 2014.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Empiric Core Equity Fund and

the Board of Trustees of Mutual Fund Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Empiric Core Equity Fund, a series of shares of beneficial interest of Mutual Fund Series Trust (the “Fund”) (formerly Empiric Core Equity Fund, a series of Empiric Funds, Inc.), as of September 30, 2013, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2012 and the financial highlights for each of the years in the four-year period then ended were audited by other auditors whose report dated November 26, 2012, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Empiric Core Equity Fund as of September 30, 2013, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 27, 2013

24

Empiric Core Equity Fund

Change in Accountants (Unaudited)

September 30, 2013

On November 26, 2012, BBD, LLP was selected as the Trust’s independent registered public accounting firm for the 2013 fiscal year. The selection of BBD, LLP was recommended by the Trust’s Audit Committee, comprised of all non-interested Trustees, and was approved by the Board of Trustees. The reports of Tait, Weller & Baker, LLP’s, the predecessor independent registered public accounting firm, on the financial statements of the Fund for the fiscal year ended September 30, 2012, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. In addition, there were no disagreements between the Trust and Tait, Weller & Baker, LLP’s on accounting principles, financial statement disclosures or audit scope, which, if not resolved to the satisfaction of Tait, Weller & Baker, LLP’s, would have caused them to make reference to the disagreement in their reports on the financial statements for such year.

25

Empiric Core Equity Fund

Additional Information (Unaudited)

September 30, 2013

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-880-0324; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-880-0324; and on the Commission’s website at http://www.sec.gov.

26

Consideration and Approval of Management Agreement with Empiric Advisors (Unaudited)

The Board deliberated the approval of the Management Agreement between Empiric Advisors (“Empiric”) and the Trust on behalf of the Empiric Core Equity Fund (“Empiric Fund”). A Trustee referred the Board to the information contained in the Board meeting materials regarding the Empiric Fund. He stated that it is being proposed that the Empiric Core Equity Fund, a series of Empiric Funds, Inc. (the “Existing Fund”), reorganize as a series of the Trust. The Trustees discussed the proposed Management Agreement, noting that the Agreement was identical in all material respects to the advisory agreements for the other series of the Trust with the exception of the proposed fees.

In connection with their deliberations regarding approval of the Management Agreement with Empiric with respect to the Empiric Fund, the Trustees reviewed a report prepared by Empiric setting forth, and Empiric’s responses to, a series of questions regarding, among other things, the adviser’s past investment performance, Empiric proposed services to the Empiric Fund, comparative information regarding the Empiric Fund’s proposed fees and expenses, and the adviser’s anticipated profitability from managing the Empiric Fund (“Empiric 15(c) Response”). The Trustees noted that Empiric will receive some benefits from the 12b-1 fees, soft dollar payments and executing certain trades through its affiliated broker-dealer. The Trustees then discussed the implications of an advisor executing trades through an affiliated broker-dealer.

Because the Empiric Fund had not yet commenced operations, the Trustees could not consider the investment performance of the Empiric Fund. However, as to the investment performance of Empiric, the Board considered the performance of the Existing Fund relative to the S&P 500 Index for the one-year, five-year, ten-year and since inceptions periods ended September 20, 2012 provided in the Empiric 15c Response. The Board noted that the Existing Fund’s returns lagged those of the Index for the one-year and five-year periods but exceeded the returns of the Index for the ten-year and since inception period. The Board then discussed the good long-term performance of the Existing Fund and noted the explanation provided by the lead portfolio manager earlier in the meeting regarding the Existing Fund’s underperformance for the one-year and five-year periods and Empiric’s belief that its quantitative modeling will result in higher returns with less volatility. After further discussion, the Board determined that Empiric has the potential to deliver favorable returns.

As to Empiric’s business and the qualifications of its personnel, the Board reviewed the Empiric 15c Response and discussed the experience of its investment personnel. The Trustees considered Empiric’s duties under the terms of the Management Agreement and its experience managing the Existing Fund since 1995. Following discussion, the Trustees concluded that they were satisfied with the nature, extent and quality of the services to be provided to the Empiric Fund under the proposed Management Agreement.

As to the costs of the services to be provided and the profits to be realized by Empiric, the Trustees reviewed Empiric’s estimates of profitability, its financial condition and the financial information provided by Empiric. The Trustees also considered Empiric’s agreement to waive fees and reimburse expense to the extent that the Fund’s total operating expenses exceed certain limits thereafter. Based on their review, the Trustees concluded that they were satisfied that Empiric’s expected level of profitability from its relationship with the Empiric Fund was not excessive.

27

Consideration and Approval of Management Agreement with Empiric Advisors - Continued

As to comparative fees and expenses, the Trustees considered the management fee to be paid by the Empiric Fund and compared that fee to management fees paid by funds in a relevant peer group selected by the adviser and the average of funds in the Morningstar Mid Cap Blend category with less than $200 million in asset under management (“Narrowed Morningstar Category”). The Trustees also compared the estimated expense ratio of the New Fund reported by an officer of the Trust to be estimated at 1.77% with the expense ratios of the funds in the peer group and Narrowed Morningstar Category average. The Trustees noted that the Empiric Fund’s management fee and expense ratio was lower than the average of the peer group but higher than the Narrowed Morningstar Category averages. After further discussion, the Trustees concluded that the New Fund’s proposed management fee was acceptable in light of the active management strategy to be employed and other factors.

As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees agreed that breakpoints may be an appropriate way for Empiric to share the economies of scale with the Empiric Fund and its shareholders if the Empiric Fund experiences a substantial growth in assets. The Trustees concluded that the absence of breakpoints was acceptable under the circumstances, including the expense caps, the current size of the Fund, and the fact that the Fund is unlikely to experience significant growth in the next two years to warrant a breakpoint.

As a result of their deliberations, the Trustees, including the Independent Trustees, unanimously determined that approval of the Management Agreement was in the best interests of the Empiric Fund’s shareholders.

28

Empiric Core Equity Fund

TRUSTEES AND OFFICERS (Unaudited)

September 30, 2013

Disinterested Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Property, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	24	Variable Insurance Trust since 2010

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., since 1994.	24	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	24	Variable Insurance Trust since 2010

29

Empiric Core Equity Fund

TRUSTEES AND OFFICERS (Unaudited)(Continued)

September 30, 2013

Interested Trustee* **and Officers

Name, Address Year of Birth	Position(s) Held with Registrant	Term* and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Jerry Szilagyi 22 High Street Huntington, NY 11743 Year of Birth: 1962	Trustee, President and Secretary	Trustee since 7/2006; President since 2/2012; Secretary since 2/2013	Managing Member, Catalyst Capital Advisors LLC, 1/2006- present; President, MFund Distributors LLC, 10/2012-present; President, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013 President, Mutual Advisors, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	24	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President of Gemini Fund Services, LLC (since 2011); Assistant Vice President, Gemini Fund Services, (2007 - 2012); Senior Accounting Manager, Fixed Income, Dreyfus Corporation (2002 to 2007).	N/A	N/A

Steve Troche 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1984	Assistant Secretary	Since 2/2013	Junior Paralegal, Gemini Fund Services, LLC, since 2012; Legal Assistant, Gemini Fund Services, LLC, 2011 to 2012; MetLife, Financial Services Representative, 2008 to 2010.	N/A	N/A

Debra Brown CCO Compliance 1140 Avenue of the Americas, 9th Floor New York, NY 10036 Year of Birth: 1962	Chief Compliance Officer	Since 7/2012	Chief Compliance Officer, CCO Compliance Services, LLC 7/2012 to present; Attorney, Brown & Associates LLC 9/2000 to present.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of an investment advisor to certain series of the Trust.

30

Empiric Core Equity Fund

EXPENSE EXAMPLES

September 30, 2013 (Unaudited)

As a shareholder of the Empiric Core Equity Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Empiric Core Equity Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013 through September 30, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Empiric Core Equity Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	4/1/13	9/30/13	4/1/13 – 9/30/13	4/1/13 – 9/30/13
Class A	$1,000.00	$1,133.60	$10.44	1.95%
Class C	1,000.00	1,129.20	14.38	2.70

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	4/1/13	9/30/13	4/1/13 – 9/30/13	4/1/13 – 9/30/13
Class A	$1,000.00	$1,015.28	$9.86	1.95%
Class C	1,000.00	1,011.55	13.60	2.70

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

31

This Page Intentionally Left Blank.

Mutual Fund Series Trust
17605 Wright Street
Omaha, NE 68130

ADVISOR
Empiric Advisors, Inc.
500 N. Capital of Texas Highway
Building 8, Suite 150
Austin, TX 78746

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

DISTRIBUTOR
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
The Huntington National Bank
7 Easton Oval
Columbus, OH 43219

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2013	2012
Empiric 2500 Fund	10,000	16,500

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2013	2012
Empiric 2500 Fund	2,000	4,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended September 30, 2013 and 2012 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended September 30, 2013 and 2012 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)    The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)   There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)   Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)   Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
President,
Date: December 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi
President
Date: December 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff
Treasurer
Date: December 5, 2013